Fidelity® Total Bond Fund

Class/Ticker

Fidelity Advisor® Total Bond Fund Z/FBKWX

Summary Prospectus

December 19, 2014

Fund Summary

Fund/Class:
Fidelity® Total Bond Fund/Fidelity Advisor® Total Bond Fund Z

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Class Z

Management fee	0.31%
Distribution and/or Service (12b-1) fees	None
Other expensesA	0.05%
Total annual operating expenses	0.36%

A Based on estimated amounts for the current fiscal year.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Class Z

1 year	$ 37
3 years	$ 116
5 years	$ 202
10 years	$ 456

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 201% of the average value of its portfolio.

Summary Prospectus

Principal Investment Strategies

• Normally investing at least 80% of assets in debt securities of all types and repurchase agreements for those securities.

• Using the Barclays® U.S. Universal Bond Index as a guide in allocating assets across the investment-grade, high yield, and emerging market asset classes.

• Investing up to 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

• Managing the fund to have similar overall interest rate risk to the index.

• Investing in domestic and foreign issuers.

• Allocating assets across different asset classes, market sectors, and maturities.

• Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency, and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

• Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

• Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

• Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.

• Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Foreign exchange rates also can be extremely volatile.

• Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

• Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Summary Prospectus

Fund Summary - continued

  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance is not an indication of future performance.

Visit www.advisor.fidelity.com or www.401k.com and log in for more recent performance information.

Performance history will be available for Class Z after Class Z has been in operation for one calendar year.

Year-by-Year ReturnsA

Calendar Years	2005	2006	2007	2008	2009	2010	2011	2012	2013
	2.43%	5.02%	4.12%	-5.63%	19.74%	8.38%	7.31%	6.56%	-1.07%

During the periods shown in the chart for Institutional Class:	Returns	Quarter ended
Highest Quarter Return	7.70%	June 30, 2009
Lowest Quarter Return	-3.18%	December 31, 2008
Year-to-Date Return	4.23%	September 30, 2014

A The returns shown above are for Institutional Class, which is not offered through this prospectus. Class Z would have substantially similar annual returns to Institutional Class because the classes are invested in the same portfolio of securities. Class Z's returns would differ from Institutional Class's returns to the extent that the classes do not have the same expenses.

Summary Prospectus

Average Annual Returns

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Life of classA
Institutional ClassB	-1.07%	7.98%	5.34%
Barclays® U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.84%
Barclays U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.35%	5.41%	5.16%

A From June 16, 2004.

B The returns shown above are for Institutional Class, which is not offered through this prospectus. Class Z would have substantially similar annual returns to Institutional Class because the classes are invested in the same portfolio of securities. Class Z's returns would differ from Institutional Class's returns to the extent that the classes do not have the same expenses.

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Ford O'Neil (lead portfolio manager) has managed the fund since December 2004.

Matthew Conti (co-manager) has managed the fund since August 2007.

Jeffrey Moore (co-manager) has managed the fund since June 2012.

Michael Foggin (co-manager) has managed the fund since October 2014.

Purchase and Sale of Shares

Class Z shares generally are offered to employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. Class Z shares also may be offered directly to employee benefit plans recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program.

Plan participants may purchase Class Z shares of the fund only if Class Z shares are eligible for sale and available through their plan. You may buy or sell shares by contacting your employee benefit plan.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

Summary Prospectus

Fund Summary - continued

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$5 million

Plan participants purchasing Class Z shares available through their plan will not be subject to the initial purchase minimum. The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Advisor, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.9862221.100 ATBZ-SUM-1214